U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 9, 2004


                        THIRD MILLENNIUM INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Nevada                        000-49722              87-0671807
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

         4933 East Highway 60, Rogersville, MO                 65742
       ----------------------------------------             ------------
       (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (417) 890-6556


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Forward-Looking Statements

This report contains "forward-looking" statements including statements that describe the proposed operations of Third Millennium and its subsidiaries and statements with respect to their future strategic plans, goals or objectives. Any forward-looking statements, including those regarding Third Millennium or its management's current beliefs, expectations, anticipations, estimations, projections, proposals, plans or intentions, are not guarantees of future performance or results and involve risks and uncertainties, such as those discussed herein under the caption "Risk Factors." The forward-looking statements are based on present circumstances and on Third Millennium's predictions respecting events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Any forward-looking statements are made only as of the date of this report and Third Millennium assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances.

Item 1. Changes in Control of the Registrant

On March 10, 2004, Dennis DePriest ("DePriest") and Greg Spencer ("Spencer"), the former directors, officers and principal shareholders of Third Millennium Industries, Inc. (the "Company"), each transferred 945,000 shares of the Company's common stock to Barrett Sutherland Acquisition, LLC ("BSA") in accordance with loan documents related to the December 30, 2003 loan from BSA to the Company (See "Eight Percent Promissory Note" below). DePriest and Spencer each also transferred 29.67018% of the membership interests in HIC of MO, LLC ("HIC") to BSA, each retaining 19.57982% of such membership interests. HIC is the owner of 5,332,713 shares of the Company's common stock. As a result of the transfers to BSA as described above, and the issuance to BSA of warrants entitling it to purchase 3,000,000 shares of the Company's common stock as a portion of the funding fee for the BSA Loan, BSA may be deemed to be the beneficial owner of 9,722,713 shares of the Company's common stock, or approximately 64.4% of the Company's issued and outstanding shares. (See "Principal Shareholders.")

On March 9, 2004, the following actions were also taken or implemented: DePriest and Spencer resigned from their positions as officers and directors of the Company; Neil Anderson was appointed as the President, Secretary and Director of the Company; Philip E. Tearney was appointed as the Chairman and a director of the Company; and Phillip Snowden was appointed as a director of the Company. In addition, the size of the board was increased to seven persons.

The Convertible Notes

On or about August 1, 2003, the Company borrowed $385,000 from William P. Moore, as Trustee of the William P. Moore III Revocable Trust (the "Moore Trust"), and $165,000 from Philip E. Tearney ("Tearney"), pursuant to the terms and conditions of the 18% Convertible Promissory Notes (the "Convertible Notes") entered into between the Company and each of such persons. The Convertible Notes provided for interest at the rate of eighteen percent per annum with the outstanding balance of principal and interest due on or before January 27, 2004. The parties also entered into Security Agreements dated as of August 1, 2003 pursuant to which the Company pledged substantially all its assets as collateral for the loans, subject to certain prior security interests. The Convertible Notes were convertible into restricted shares of the Company's common stock at a price of $0.75 per share at the option of the holders, however, the conversion rights expired on January 27, 2004, without having been exercised. In connection with the issuance of the Convertible Notes, the Company issued 93,333 restricted shares of its common stock to the Moore Trust, and 40,000 shares to Tearney, as

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

a funding fee. The Moore Trust also purchased 46,667 shares of the Company's restricted stock for $70,000 and Tearney purchased 20,000 restricted shares of the Company's common stock for $30,000. As additional security for the Convertible Notes, DePriest and Spencer each pledged 250,000 shares of their personal holdings of the Company's common stock, with 350,000 of such shares being pledged to secure the loan from the Moore Trust and 150,000 of such shares being pledged to secure the loan from Tearney.

The Convertible Notes were not paid when due and are currently in default. As discussed below, the 500,000 shares pledged by DePriest and Spencer were subsequently conveyed to BSA, subject to the respective liens of the Moore Trust and Tearney, who have indicated in their Schedule 13 filings with the Commission that they have the right to vote such shares and direct their disposition.

The foregoing summary of the Convertible Notes is qualified in its entirety by reference to the Convertible Notes and the related Security Agreements, copies of which are included as exhibits to this report.

The BSA Loan

On or about December 30, 2003, the Company borrowed the principal amount of $300,000 from BSA pursuant to the terms and conditions of the Eight Percent Promissory Note (the "BSA Loan") entered into between the Company and BSA. The parties also entered into a Security Agreement dated as of December 30, 2003, pursuant to which the Company pledged substantially all its assets as collateral for the BSA Loan, subject to prior security interests. The BSA Loan provided for the payment of interest at the rate of 8% per annum with the entire outstanding balance of principal and interest due on or before May 28, 2004.

The BSA Loan also provided for a funding fee consisting of the following components:

1. The Company was obligated to transfer to BSA its rights under and to all existing contracts and/or agreements to purchase the stock of Barrett Trailers, Inc., and the assets of J.D. Sutherland, Inc. The Company concurrently entered into an option agreement with BSA providing that the Company could repurchase its interest in such contracts and agreements for $1 if the Company performed its funding fee obligations under the BSA Loan and timely repaid the Convertible Notes.

2. The Company issued to BSA warrants entitling BSA to purchase 3,000,000 restricted shares of the Company's common stock at an exercise price of $1.25 per share at any time on or before May 30, 2007.

3. The Company agreed that on or before February 6, 2004 it would obtain all required shareholder approvals for the issuance and transfer to BSA of 1,000,000 shares of newly authorized convertible preferred stock of the Company. The Company agreed that all required notices to shareholders would be sent on or before January 15, 2004. The preferred stock would be entitled to twelve votes per share and would be convertible at the option of BSA into 12,000,000 restricted shares of the Company's common stock at any time on or after May 30, 2004. The preferred stock was to be delivered and the voting rights were to become fully vested in BSA on February 28, 2004, unless the Convertible Notes were paid in full prior to that date.

4. DePriest agreed to convey to BSA 945,000 shares of the Company's common stock and all his membership interests in HIC. The shares would be conveyed to BSA subject to the lien of the Convertible Notes with respect to 250,000 of such shares. DePriest also concurrently entered into an option agreement with BSA providing that DePriest could

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

         repurchase the shares and the HIC membership interests for $1 if the Company timely performed its funding fee obligations under the BSA Loan and timely repaid the Convertible Notes.

5. Spencer agreed to convey to BSA 945,000 shares of the Company's common stock and all of his membership interests in HIC. The shares would be conveyed to BSA subject to the lien of the Convertible Notes with respect to 250,000 of such shares. Spencer also concurrently entered into an option agreement with BSA providing that Spencer could repurchase the shares and the HIC membership interests for $1 if the Company timely performed its funding fee obligations under the BSA Loan and timely repaid the Convertible Notes.

The foregoing summary of the BSA Loan is qualified in its entirety by reference to the BSA Loan and the related Security Agreements, copies of which are included as exhibits to this report.

Convertible Notes and BSA Loan Defaults

The Convertible Notes were not paid when due and have not been paid to date. In addition, the Company did not timely perform all its funding fee obligations under the BSA Loan. As a result of such defaults, BSA informed the Company, DePriest and Spencer that the Convertible Notes and the BSA Loan were in default and that the options entitling the Company, DePriest and Spencer to repurchase their respective contract interests, shares of Company common stock and HIC membership interests had terminated effective as of January 28, 2004.

As discussed above, in connection with negotiations to modify and extend the Convertible Notes and the BSA Loans, the following actions were taken or implemented: (i) DePriest and Spencer each conveyed 945,000 of their personal shares of the Company's common stock to BSA, subject to the security interests of the Moore Trust and Tearney under the Convertible Notes; (ii) DePriest and Spencer each conveyed to BSA 29.67018% membership interests in HIC, the record owner of 5,332,713 shares of the Company's common stock; and (iii) DePriest and Spencer resigned from their positions as officers and directors of the Company, Neil Anderson was appointed as the President, Secretary and a Director, Philip
E. Tearney was appointed as Chairman and a Director, Phillip Snowden was appointed as a Director, and the size of the board was increased to seven persons.

The security agreements pertaining to the Convertible Notes granted to the Moore Trust and Tearney security interests in all of the Company's equipment, inventory, fixtures, materials, furniture, office equipment, office supplies, fixed assets, and the proceeds and products therefrom. The Moore Trust and Tearney have stated in Schedule 13 filings with the Commission that as a result of the Company's default in the repayment of the Convertible Notes on January 28, 2004, they have the right to take possession of and sell such collateral, in addition to other rights available to them under the Uniform Commercial Code, at law, and in equity. To date they have not asserted any such rights against the Company or taken any action to take possession of the collateral.

The new management of the Company is continuing to negotiate with BSA, the Moore Trust and Tearney with respect to modifications and extension of the BSA Loan and the Convertible Notes and the provision of additional financing. No agreements have been entered into as of the date hereof and no assurances can be given that the BSA Loans and the Convertible Notes will be extended or that the holders of such Notes will continue to refrain from exercising their remedies under such notes, including taking possession of the collateral which consists of substantially all of the Company's assets.

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

Recent Events/Shortage of Capital

On March 10 and March 15, 2004, the Moore Trust made additional loans to the Company in the respective principal amounts of $120,000 and $50,000 to meet the Company's immediate capital needs. The loans were made pursuant to verbal agreements, although it is anticipated that the loans will be documented in writing and will be secured by a security interest in and lien on substantially all of the Company's assets, subject to prior security interests.

The Company requires substantial additional capital to satisfy the past due debt obligations of the Company and its subsidiaries, defend creditor lawsuits filed against the Company's subsidiaries, obtain the funds required to complete its proposed additional acquisitions, and provide it with the working capital it requires to continue its operations and implement its business plan. The Company is attempting to locate sources of such debt or equity funding, including the possibility of additional loans from BSA and/or the Moore Trust and Tearney. No assurances can be given that such funding will be available to the Company on terms acceptable to it or at all. Further, the Company's ability to obtain additional funding is adversely affected by the existing liens on its assets in favor of BSA, the Moore Trust, Tearney and others.

New Directors and Executive Officers

The following table sets forth the names and titles of the Company's current executive officers and directors.

        Name                               Title
        ----                               -----
        Neil Anderson                      President, Secretary and Director
        Phillip Snowden                    Director
        Philip E. Tearney                  Chairman and Director


Certain summary biographical information for each of the Company's directors and officers is set forth below.

Neil Anderson. Mr. Anderson is and has since March 9, 2004, been President, Secretary and a Director of the Company. For approximately seventeen years prior to that time, he served as CFO and a senior executive with a privately owned group of companies.

Phillip Snowden. Mr. Snowden has been a director of the Company since March 9, 2004. Mr. Snowden is a self-employed investor, managing his own portfolio of investments. Mr. Snowden is an attorney who served eighteen years as a Missouri State Senator.

Philip E. Tearney. Mr. Tearney has served as Chairman and a Director of the Company since March 9, 2004. Mr. Tearney is the Manager and a Member of BSA. Mr. Tearney is also the President of Continental Coal, Inc., which has a principal business of identifying and producing coal reserves for sale to third party users.

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

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of April 2, 2004, the number of shares of the Company's common stock, par value $0.001, owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Company's common stock, and by each of the Company's officers and directors, and by all officers and directors as a group. On April 2, 2004, there were 12,094,716 shares of the Company's common stock issued and outstanding. The table does not take into account or give effect to the 1,000,000 shares of convertible preferred stock issuable to BSA pursuant to the BSA Loan, which preferred stock will, when authorized by the shareholders and issued to BSA in accordance with the terms of the BSA Loan, be convertible into 12,000,000 shares of the Company's common stock.

Title                                             Number of             Nature of         Percent
of Class          Name                         Shares Owned(1)          Ownership         of Class
--------          ----                         ---------------          ---------         --------
Principal Shareholders
----------------------
Common   HIC of MO, LLC                         5,332,713                 Direct            45.6%
         10801 Mastin, Ste. 920
         Overland Park, KS 66210

Common   Barrett Sutherland                     4,390,000(2)(3)           Direct            29.1%
         Acquisition, LLC                       5,332,713(4)              Indirect          35.3%
         10801 Mastin, Ste 920                  9,722,713                                   64.4%
         Overland Park, KS 66210

Common   William Moore, III                       490,000(5)              Direct             3.3%
         Trustee                                9,722,713(3)(6)           Indirect          64.4%
         10801 Mastin, Ste. 920                10,212,713                                   67.7%
         Overland Park, KS 66210

Officers and Directors
----------------------

Common   Neil Anderson                                  0                   N/A               -
         4933 E. Hwy. 60
         Rogersville, MO 65742

Common   Phillip Snowden                                0                   N/A               -
         4642 Holly Ct.
         Kansas City, MO 64116

Common   Philip E. Tearney                        210,000(7)              Direct             1.4%
         10801 Mastin, Ste. 920                 9,722,713(3)(7)           Indirect          64.4%
         Overland Park, KS 66210                9,932,713                                   65.8%

Common   All Officers and Directors               210,000(7)              Direct             1.4%
         As a Group (3 Persons)                 9,722,713(3)(7)           Indirect          64.4%
                                                9,932,713(3)(7)                             65.8%
-------------------

(1) Unless otherwise indicated, all shares are held beneficially and of record by the person indicated.
(2) Includes 1,390,000 shares held directly and of record and 3,000,000 shares that are the subject of currently exercisable warrants. Does not include 500,000 shares held of record that are subject to security agreements and liens held by William P. Moore, III, Trustee with respect to 350,000 shares and Philip E. Tearney with respect to 150,000 shares.

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

(3) The 3,000,000 shares issuable upon exercise of currently exercisable warrants held by BSA have been treated as issued and outstanding for purposes of calculating the percentage ownership of BSA, William P. Moore, III, Trustee, Philip E. Tearney and all officers and directors as group, but have not been treated as outstanding for purposes of calculating the ownership of any other person.
(4) Consists of 5,332,713 shares owned by HIC of MO, LLC ("HIC") of which Barrett Sutherland Acquisition, LLC ("BSA") may each deemed to be a beneficial owner as result of its status as the majority member of HIC with sole voting power and shared investment power over the shares held by HIC.
(5) Includes 140,000 shares held directly and of record and 350,000 shares held of record by BSA which are subject to security agreements and liens in favor of William P. Moore, III, Trustee.
(6) Consists of 9,722,713 shares beneficially owned by BSA of which William P. Moore, III, as Trustee, may be deemed to be a beneficial owner as a result of his status as a member of BSA.
(7) Includes 60,000 shares held directly and of record Mr. Tearney and 150,000 shares held of record by BSA which are subject to security agreements and liens in favor of Philip E. Tearney.
(8) Consists of 9,722,713 shares beneficially owned by BSA of which Philip E. Tearney may be deemed to be a beneficial owner as a result of his status as the manager and a member of BSA.

ITEM 5. Other Material Information

On March 16, 2004, GE Commercial Distribution Finance, fka TransAmerica Commercial Finance Corporation ("GE"), filed a complaint in the District Court of Tulsa County, Oklahoma against Campers World, Inc., a wholly owned subsidiary of the Company ("Camper's World), the former individual owners of Campers World, and Camperland of Oklahoma LLC ("Camperland"), a company that recently acquired certain assets and assumed certain liabilities of Camper's World. The complaint alleges that Camper's World is in breach of an Inventory Security Agreement ("ISA") entered into with GE in December 1994, pursuant to which GE extended credit to Campers World for the purchase of inventory. GE alleges that Campers World has failed to remit payments required under the ISA and seeks payment of the current principal balance of the ISA in the amount of $1,500,974, exclusive of accruing interest and insurance costs. GE also seeks collection of such amounts from the former individual owners of Campers World pursuant to their guarantees of the ISA. GE has also requested the issuance of an order of delivery requiring the defendants to deliver the inventory securing the ISA to GE, and GE obtained a temporary restraining order preventing the defendants from disposing of such collateral pending a further order by the Court.

As previously reported in its current report on Form 8-K filed March 5, 2004, Campers World previously sold certain assets to Camperland, including the collateral for the ISA, and Camperland assumed certain obligations of Campers World, including all but approximately $101,000 of the indebtedness owing to GE pursuant to the ISA. However, Camperland's assumption of such indebtedness was subject to the approval of GE, and as of the date the complaint was filed, such approval had not been obtained.

Campers World intends to vigorously defend the litigation and assert all available defenses and third party claims. However, no assurances can be given that Campers World will be successful in the defense of such action. Due to the current financial condition of the Company, a judgment against Campers World would be expected to have a material adverse effect on the Company's financial position and results of operations.

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

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (b) Exhibits. The following documents are included as exhibits to this report:

Exhibit     SEC Ref.
 No.          No.       Title of Document                                                     Location
-------     --------    -----------------                                                     --------
10.1          10        Eight Percent Promissory dated December 30, 2003 executed
                           by the Company in favor of Barrett Sutherland Acquisition LLC      This Filing

10.2          10        Security Agreement between the Company and Barrett Sutherland
                           Acquisition LLC dated as of December 30, 2003                      This Filing

10.3          10        Warrant entitling Barrett Sutherland Acquisition LLC to purchase
                           3,000,000 shares of the Company's Common Stock                     This Filing

10.4          10        18% Convertible Note dated August 1, 2003 executed by the
                           Company in favor of  William P. Moore, III, as Trustee             This Filing

10.5          10        Security Agreement between the Company and
                           William P. Moore, III, Trustee dated as of August 1, 2003          This Filing

10.6          10        18% Convertible Note dated as of August 1, 2003 executed by
                           the Company in favor of Philip E. Tearney                          This Filing

10.7          10        Security Agreement between the Company and
                           and Philip E. Tearney dated as of August 1, 2003                   This Filing

          [The balance of this page has been left blank intentionally]

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Third Millennium Industries, Inc.



Dated: April 5, 2004                           By /s/ Neil Anderson
                                                 -------------------------------
                                                 Neil Anderson
                                                 President




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


                                INDEX TO EXHIBITS

Exhibit     SEC Ref.
 No.          No.       Title of Document                                                     Location
-------     --------    -----------------                                                     --------
10.1          10        Eight Percent Promissory dated December 30, 2003 executed
                           by the Company in favor of Barrett Sutherland Acquisition LLC      This Filing

10.2          10        Security Agreement between the Company and Barrett Sutherland
                           Acquisition LLC dated as of December 30, 2003                      This Filing

10.3          10        Warrant entitling Barrett Sutherland Acquisition LLC to purchase
                           3,000,000 shares of the Company's Common Stock                     This Filing

10.4          10        18% Convertible Note dated August 1, 2003 executed by the
                           Company in favor of  William P. Moore, III, as Trustee             This Filing

10.5          10        Security Agreement between the Company and
                           William P. Moore, III, Trustee dated as of August 1, 2003          This Filing

10.6          10        18% Convertible Note dated as of August 1, 2003 executed by
                           the Company in favor of Philip E. Tearney                          This Filing

10.7          10        Security Agreement between the Company and
                           and Philip E. Tearney dated as of August 1, 2003                   This Filing

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